Exhibit 99.1

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FOR IMMEDIATE RELEASE

NUVO GROUP LTD., A LEADING FDA-CLEARED INNOVATOR IN PREGNANCY CARE, AND LAMF GLOBAL VENTURES CORP I, LED BY CHAIRMAN, JEFFREY SOROS AND CEO, SIMON HORSMAN, ANNOUNCE INTENT TO LIST NUVO ON NASDAQ THROUGH A BUSINESS COMBINATION

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LAMF Global Ventures Corp I (Nasdaq: LGVC, LGVCU, LGVCW) (“LAMF”) and Nuvo Group Ltd. (“Nuvo”) announced today that they have entered into a non-binding letter of intent (the “LOI”) for a proposed business combination.

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Nuvo is a leader in women’s health and connected pregnancy care, and has developed INVU by Nuvo, an FDA-cleared, prescription-initiated, remote pregnancy monitoring platform that enables the delivery of remote NSTs (Non-Stress Tests) and maternal & fetal heart rate monitoring, helping expectant parents adhere to their prescribed care plan.

•	INVU is in use with patients in the U.S. today and is reimbursable by certain public and private payers under the existing CPT code for NST’s (59025).

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Nuvo has also developed a network of partnerships with university hospitals, including Penn Medicine and the University of Utah in the US, Charite University Hospital in Berlin, Sheba Medical Center in Israel, and others.

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Under the terms of the LOI, LAMF and Nuvo would become a combined entity, with Nuvo’s existing shareholders rolling over their shares in Nuvo for equity in the combined public company. LAMF expects to announce additional details regarding the proposed business combination when a definitive agreement is executed.

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LAMF management expect to provide continuing expertise in the areas of media and marketing through its extensive relationships in the media and entertainment industries as well as access to leading lights in the medical world in the United States established over three decades through the philanthropic activities of Jeffrey Soros’ family.

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No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transactions would be subject to board and shareholder approval of both companies, regulatory approvals and other customary closing conditions.

LOS ANGELES, CALIFORNIA / TEL AVIV, ISRAEL (APRIL 28, 2023) – Nuvo Group Ltd. (“Nuvo” or “the Company”), the creators of INVU by Nuvo™, an FDA-cleared remote pregnancy monitoring platform, and LAMF Global Ventures Corp I (NASDAQ: LGVC) (“LAMF”), a special purpose acquisition company (“SPAC”), today announced that they have entered into a non-binding letter of intent (the “LOI”) for a proposed business combination that would result in the combined entity being publicly listed. In connection with the closing of the contemplated transaction, the parties expect to apply to list on Nasdaq under the ticker “NUVO”.

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Nuvo is a leading innovator in women’s health and connected pregnancy care, and has developed INVU by Nuvo, an FDA-cleared, prescription-initiated, remote pregnancy monitoring platform that enables the delivery of remote NSTs (Non-Stress Tests) and maternal & fetal heart rate monitoring, helping expectant parents adhere to their prescribed care plan.

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INVU has two FDA clearances and enables a connected care experience between expectant parents and the OB care team by shifting the point-of-care to the expectant mom, designed to enable access to high quality care from anywhere.

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Nuvo has signed U.S.-based relationship agreements with Penn Medicine, Axia Womens’ Health, Banner Health, Ouma, Babyscripts, and others, enabling Nuvo to address the market opportunity in the United States with a multi-channel commercial strategy. Additionally, Nuvo is expanding its network of university hospital partners that are gateways to international commercialization, including signed agreements with Charite University Hospital, one of the most prestigious university hospitals in Europe, and Sheba Medical Center, a world-renowned leading innovation hospital in Israel with a specialty in maternity care.

•	If definitive agreements are executed as contemplated, the business combination is expected to close during the second half of 2023.

The combined public company is expected to be led by Nuvo’s CEO, Kelly Londy. Mrs. Londy is a seasoned healthcare professional with a track record of commercialization success in the field of FDA approved medical devices. She began her career at University of Michigan Hospitals, eventually moving to GE’s medical systems and healthcare divisions, and Philips Healthcare North America, where she was a leader in U.S. sales and marketing. Kelly has held c-suite leadership positions as COO at Accuray Inc. and several early-stage medical device companies, including CEO at Innoblative Designs Inc. and Lumicell, Inc.

Mrs. Londy stated, “Pregnancy care is seeing concerning trends in health outcomes, access to care, and cost of care delivery. We anticipate that the Nuvo – LAMF partnership will be a significant public market event for women’s health and pregnancy care, which we believe has seen too little investment and innovation to address these concerning trends. Listing as a publicly traded company would enable increased growth opportunities for Nuvo. The enhanced access to capital if the business combination is consummated would allow us to accelerate our plans to scale and grow our product offering and geographic reach at a time when pregnant mothers and clinicians need it the most. We expect the access to better care for pregnancy that our solution provides to become the standard of care.”

Partnership with LAMF

Mr. Soros and Mr. Horsman said in a joint statement: “LAMF is thrilled to be pursuing a business combination with Nuvo, a company poised to significantly improve prenatal care through at-home, remote monitoring of pregnancy. Given the demonstrable benefits of the technology with respect to pregnancy care, we believe that the demand from doctors and expectant families to have access to the monitoring platform will be high. We look forward to collaborating closely with the best-in-class Nuvo team in growing this business, using our relationships in the worlds of media, entertainment and healthcare to accelerate the adoption of Nuvo’s pregnancy care products.” In addition to Jeffery Soros and Simon Horsman, the LAMF sponsorship group includes affiliates of NYC-based asset manager 10X Capital.

Key Transaction Terms

The parties have agreed on certain key terms of the proposed business combination and executed a non-binding letter of intent. Under the terms of the LOI, LAMF and Nuvo would become a combined entity, with Nuvo’s existing shareholders exchanging their shares in Nuvo for equity in the combined public company. LAMF expects to announce additional details regarding the proposed business combination when a definitive agreement is executed.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transactions would be subject to board and shareholder approval of both companies, regulatory approvals and other customary conditions.

The LOI contemplates a pre-money equity valuation of $269,000,000, excluding a seller earnout of approximately $31,000,000. Jeffrey Soros and affiliates of 10X Capital have committed to make a financial investment in Nuvo in connection with the entry into a definitive agreement.

About Nuvo

Nuvo is committed to reinventing pregnancy care for the 21st century through new technology, tools, and practices for providers and expectant mothers, including the INVU by Nuvo™ platform, an FDA-cleared, prescription initiated remote pregnancy monitoring and management system. The INVU™ sensor band enables the delivery of remote non-stress tests and maternal & fetal heart rate monitoring today while pioneering new data-driven personalized pathways that Nuvo believes will help improve health outcomes for all women in the future. The technology and patent estate that underpin the INVU platform have been awarded a variety of industry recognitions, including Fast Company’s Next Big Things in Tech (2021), CB Insights’ Digital Health 150 (2020, 2022), and MedTech Innovator’s Top 50 MedTech Startups (2021), as well as multiple grants from some of the world’s leading academic medical centers and scientific bodies. Nuvo is led by a diverse team of experienced business and medical professionals, dedicated data engineers, software designers and proud parents who embrace a collective mission to give every life a better beginning.

For more information and complete indications, contraindications, warnings and precautions along with instructions for use, visit: www.nuvocares.com.

About LAMF LLC

Jeffrey Soros and Simon Horsman, the Chairman and CEO of LAMF Global Ventures Corp. I, respectively, also founded and operate LAMF LLC, is a Los Angeles-based, diversified, multiple award winning, media and entertainment company involved in the financing and production of feature film, documentaries, scripted and unscripted television, live events and theater projects, including Broadway and the West End. LAMF also invests in technology companies complementary to its core businesses and owns a sports agency representing over 50 athletes, including NBA and NFL players. LAMF regularly works with the world’s best known celebrities, influencers and artists, including actors, directors, writers, musicians and sports stars. For more information on LAMF and its subsidiaries, please visit: www.lamf.la and www.invent.tv and www.lsm.la.

About 10X Capital

10X Capital is an investment firm at the nexus of Wall Street and Silicon Valley, aligning institutional capital with innovative ventures. 10X Capital invests across the capital structure, with a focus on companies using technology to disrupt major industries, including finance, healthcare, natural resources, transportation, infrastructure, agriculture and real estate. For more information, visit https://www.10XCapital.com/.

Important Information and Where to Find It

LAMF has filed a definitive proxy statement with the Securities and Exchange Commissions (the “SEC”), related to the extraordinary general meeting of shareholders which will be held for the purpose of considering and voting on, among other proposals, a proposal to amend the amended and restated memorandum and articles of association of LAMF (the “Extension Amendment”) to provide LAMF with the right to extend the date by which it must consummate an initial business combination from May 16, 2023 (“Current Outside Date”) to November 16, 2023 (the “Extended Date”) and to allow LAMF, without another shareholder vote, by resolution of LAMF’s board of directors, to elect to further extend the Extended Date in one-month increments up to 6 additional times, or a total of up to 12 months after the Current Outside Date, until up to May 16, 2024 (the “Extension Proxy”). LAMF has mailed the Extension Proxy to its shareholders of record as of April 10, 2023 in connection with the Extension Amendment. Investors and shareholders are advised to read the Extension Proxy and any amendments thereto, because these documents will contain important information about the Extension Amendment and LAMF. Shareholders will also be able to obtain copies of the Extension Proxy, without charge, at the SEC’s website at www.sec.gov or by directing a request to: LAMF Global Ventures Corp. I, 9255 Sunset Blvd., Suite 515, West Hollywood, California 90069.

In addition, if a legally binding definitive agreement with respect to the proposed business combination is executed, LAMF or Nuvo intend to file with the SEC a registration statement, which will include a preliminary proxy statement/prospectus. A definitive proxy statement/prospectus will be mailed to LAMF’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: LAMF Global Ventures Corp. I, 9255 Sunset Blvd., Suite 515, West Hollywood, California 90069.

This press release may be deemed to be offering or solicitation material in respect of the proposed business combination with Nuvo, which will also be submitted to the shareholders of LAMF for their consideration. LAMF urges investors, shareholders and other interested persons to carefully read, when available, the preliminary and definitive proxy statement/prospectus as well as other documents filed with the SEC (including any amendments or supplements to the proxy statement/prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed business combination, because these documents will contain important information about LAMF, Nuvo and the proposed business combination.

Participants in the Solicitation

LAMF and its directors and executive officers may be considered participants in the solicitation of proxies of LAMF’s shareholders in connection with the Extension Amendment. Investors and shareholders may obtain more detailed information regarding the names and interests of LAMF’s directors and officers in LAMF and the Extension Amendment in LAMF’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports LAMF file with the SEC, including the Extension Proxy. These documents can be obtained free of charge from the sources indicated above.

LAMF and Nuvo and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described herein under the rules of the SEC. Investors and shareholders may obtain more detailed information regarding the names and interests of LAMF’s directors and officers in LAMF’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports LAMF file with the SEC, and will be set forth in the proxy statement/prospectus for the proposed business combination when filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LAMF’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: LAMF’s ability to enter into a definitive agreement with respect to the proposed business combination with Nuvo within the time provided in LAMF’s amended and restated memorandum and articles of association; the ability of LAMF and Nuvo to obtain the financing necessary to consummate the potential business combination; the performance of Nuvo’s business; the timing and success of Nuvo’s product development; the failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination; the ability of LAMF and Nuvo to satisfy the conditions to closing the proposed business combination; the risk that approval of LAMF’s shareholders for the Extension Amendment is not obtained; the level of redemptions made by the LAMF’s shareholders in connection with the Extension Amendment and the proposed business combination and its impact on the amount of funds available in LAMF’s trust account to complete an initial business combination; the ability of LAMF and LAMF’s sponsor, LAMF SPAC Holdings I LLC, to enter into non-redemption agreements; and those factors discussed in LAMF’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC, including the Extension Proxy. LAMF does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Nuvo:

Investor Relations

Ryan Kraudel

ryan.kraudel@nuvocares.com

LAMF:

For investors please contact:

Simon Horsman

simon@lamfglobal.com

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